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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-99637, 333-99635, 333-53003, 333-49634,
333-83546, 333-67769, 333-78753, 333-61587, 333-09423) of Micro Linear
Corporation of our report dated February 23, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2004